Exhibit 23.1



   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


   As independent public accountants, we hereby consent to the incorporation by reference in this registration statement of our report dated January 25, 2002, included in the Newell Rubbermaid Inc.
   Form 10-K/A for the year ended December 31, 2001, and to all references to our firm included in this registration statement.



   ARTHUR ANDERSEN LLP


   Milwaukee, Wisconsin
   March 11, 2002